UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 12, 2006

                      Commission File Number of depositor:
                                   333-131607


                      HSI Asset Securitization Corporation
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            (Exact name of depositor as specified in its charter)


                       HSBC Bank USA, National Association
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             (Exact name of sponsor as specified in its charter)


               DELAWARE                                    20-2592898
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      (State or other jurisdiction                    (I.R.S. employer
         of incorporation)                           identification no.)


             452 Fifth Avenue, New York, NY                 10018
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        (Address of principal executive offices)          (Zip code)


      Registrant's telephone number, including area code: (212) 525-8119

        (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

      Mayer, Brown, Rowe & Maw LLP has been retained by this Registrant as counsel in connection with the issuances from time to time of securities under this Registration Statement (Commission File No. 333-131607) in connection with various transactions. Legal opinions by Mayer, Brown, Rowe & Maw LLP are attached hereto as Exhibit 5.1, Exhibit 8.1, Exhibit 23.1 and Exhibit 23.2.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number
-------

5.1     Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1 Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1    Consent of Mayer,  Brown,  Rowe & Maw LLP  (included in opinion filed as
        Exhibit 5.1).

23.2    Consent of Mayer,  Brown,  Rowe & Maw LLP  (included in opinion filed as
        Exhibit 8.1).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HSI Asset Securitization Corporation


                                          By: /s/ Andrea Lenox
                                             ----------------------------
                                             Name:  Andrea Lenox
                                             Title: Vice President



Dated:  December 12, 2006


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Exhibit 5.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.


Exhibit 8.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.


Exhibit 23.1

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as
Exhibit 5.1).


Exhibit 23.2

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as
Exhibit 8.1).